EXHIBIT 32: Rule 13a-14(b) Certification

Pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned officers of Pingchuan Pharmaceutical, Inc. (the "Company") certify that:

   1. The Quarterly Report on Form 10-QSB of the Company for the period ended September 30, 2005 (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
   2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

November 17, 2005                     /s/ Yao Qitai
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                                      Yao Qitai (Chief Executive Officer)

November 17, 2005                     /s/ Zhang Chunman
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                                      Zhang Chunman (Chief Financial Officer)